Exhibit 10.6
GENCORP INC.
AND PARTICIPATING SUBSIDIARIES
DEFERRED BONUS PLAN
Adopted October 31, 1973; Amended August 28, 1974;
December 3, 1981; October 3, 1985; April 5, 1987; October 30, 1987;
September 30, 1999; October 17, 2001; November 30, 2001; May 13, 2005, and January 1, 2009
1. Purpose
     The purpose of the Plan is to provide a means whereby cash bonuses payable by the Company and its Participating Subsidiaries to key personnel may be deferred to some period after termination of employment and invested without dilution of income taxes payable to maximize benefits obtainable from such bonuses in the Employee’s post-retirement planning. It is also the purpose of this Plan to motivate such key personnel to continue to make contributions to the growth and profits of the Company and its Participating Subsidiaries. The Plan predates the effective date of Section 409A of the Internal Revenue Code. The terms and conditions of the Plan as in effect on October 3, 2004 (and including any non-material amendments made thereafter), continue to apply to deferrals made prior to December 31, 2004, (and earnings thereon). For ease of reference, a copy of the Plan, as in effect on that date, is attached hereto as Appendix 1.

2. Definitions
     (a) “Company” shall mean GenCorp Inc.
     (b) “Participating Subsidiaries” shall mean Aerojet-General Corporation and Aerojet Fine Chemical LLC. The Board may from time to time eliminate any Participating Subsidiary from such classification but such elimination shall not affect any interests in any program under this Plan held by Employees of such Participating Subsidiary prior to such action.
     (c) “Board” shall mean the Board of Directors of the Company.
     (d) “Committee” shall mean the Organization and Compensation Committee as appointed from time to time by the Board consisting of not less than three members or former members of the Board.
     (e) “Plan” shall mean GenCorp Inc. and Participating Subsidiaries Deferred Bonus Plan, adopted by the Board October 3l, l973, as amended from time to time; provided further that with respect to deferrals vested prior to January 1, 2005, “Plan” means the GenCorp Inc. and Participating Subsidiaries Deferred Bonus Plan as in effect on October 3, 2004, (and including any non-material amendments made thereafter) and attached hereto as Appendix 1.
     (f) “Fiscal Year” shall mean the twelve-month period commencing December l and ending November 30.
     (g) “Employee” shall mean any eligible Employee who elects to have any bonus deferred under this Plan as well as any former Employee of the Company or a Participating Subsidiary or his designated beneficiary, surviving spouse, estate, or legal representative.

2

     (h) “Market Value” shall mean (a) in the case of Common Stock of the Company (except as otherwise provided in Article 15 hereof), the mean average of the high and low (or if no trading occurs the mean between the bid and asked) on the New York Stock Exchange (or, if not so listed, such other exchange on which such securities shall then be listed or if unlisted the mean average between the over-the-counter bid and asked quotation) on the day for which the determination is to be made or if such day not be a trading day the trading day immediately preceding such day, and as used in Section 16 hereof, in the event of a Recapitalization, the weighted average of the trading prices on the day (or the weighted average of such trading prices on such trading days) following the occurrence thereof as determined by the Committee in its discretion, or in the event of an issuer tender offer in connection with a Recapitalization, the weighted average of the trading prices on the trading day immediately following the termination date of such issuer tender offer, or any extensions thereof (or the weighted average of such trading prices on the five trading days immediately following such termination date) as determined by the Committee in its discretion, and (b) in the case of shares of the regulated investment company, the offering price of such company’s shares as quoted by the National Association of Securities Dealers or other quoting source on the day for which such determination is to be made or if there be no quote for such day the next preceding day for which there is a quote.
     (i) “Cash Value” shall mean, in the case of any life annuity policy, the cash surrender value or any other liquidation value of such policy on the day for which the determination is to be made and in the case of any cash deposit, the amount of such deposit.

3

     (j) “Distribution Date” shall mean the first day of the seventh month following the end of the month in which the Employee’s employment terminates, but in the case of death shall mean the first day of the month following the month in which the Employee dies. An Employee’s employment terminates on the date of a “separation from service” as defined in Treas. Reg. 1.409A-1(h).
     (k) “Recapitalization” shall mean a significant change in the capital structure of the Company (which may include an issuer tender offer made to all of the Company’s shareholders to purchase outstanding shares of the Company’s Common Stock), as determined in the discretion of the Board as constituted immediately prior to the occurrence thereof.
3. Eligibility
     Any regular, full-time, salaried employee who is an officer or “key employee” (as defined in Section 416(i) of the Internal Revenue Code) of the Company or any Participating Subsidiary and is designated by the Committee (which designation shall be made each year for the following year) shall be eligible to elect to have any bonus payable deferred under the terms of this Plan.
4. Election to Defer
     With respect to any bonus that is “performance-based compensation” under Treas. Reg. 1.409A-1(e), at any time prior to the end of the sixth month of the fiscal year for which a bonus is payable, and prior to the time such bonus is substantially certain to be paid, any Eligible Employee may, by written notice to the Company or the Participating Subsidiary which employs him and the Committee, elect to have all, or any part (but not less than $2,000), of any bonus which may be payable to him for such

4

fiscal year deferred and held for his benefit under the terms of this Plan. With respect to any other bonus, the election must be made and irrevocable, not later than the December 31, preceding the first year in which services will be performed to which the bonus relates, unless the bonus relates to “fiscal year compensation” (Treas. Reg. 1.409A-2(a)(6)) in which case the deferral election must be made and irrevocable not later than the start of the first fiscal year in which services will be performed to which the bonus relates. The election may be either in dollar amount or percentage of total bonus payable. Such election may be modified or terminated by subsequent written notice to the Company or the Participating Subsidiary which employs him and the Committee, except that no modification or termination can affect any election previously made as to any bonus payable for the fiscal year during which such subsequent notice is given.
5. Methods of Deferral
     (a) Any bonus which is deferred may, at the election of the Employee, be applied to one or more of the following programs:
(i) Common Stock of the Company;
(ii) Shares of a regulated investment company (Mutual Fund);
(iii) Cash Deposit;
provided that at least $2,000, must be applied to each program elected for any one bonus.
     (b) On or before the last day of February following the end of the fiscal year for which any bonus which the Employee has previously elected to have deferred is payable, the Employee shall, by written notice to the Committee, designate to which

5

program or programs he wishes his bonus applied and if more than one, the amount in each. Except as provided in the next sentence, any election given prior to such last day of February may be modified by written notice to the Committee at any time prior to such date. Notwithstanding the preceding sentence, the Employee may designate his election to be an irrevocable election, and his bonus shall be applied to the program of his choice in accordance with subsection (c) on the later of (i) the date on which the bonus would otherwise be paid, and (ii) the date on which such irrevocable election is given to the Committee. If no notice is given to the Committee, it will apply any bonus previously elected to be deferred to the Cash Deposit Program.
     (c) At such time as the amount of any bonus payable to him which the Employee has previously elected to have deferred has been determined by the Company or the Participating Subsidiary which employs him, such Company or Subsidiary shall notify the Committee of the deferred amount payable. The Committee shall cause to be credited to the account of the Employee on the last day of February following the end of the fiscal year for which the bonus is payable the number of full and fractional shares, in the case of programs (i) or (ii); or the dollar amount on deposit, in the case of program (iii) purchasable with the amount of the bonus deferred as applied to each program as previously directed by the Employee. The number of full and fractional shares purchasable, in the case of program (i) or (ii) shall be determined by dividing the Market Value of such shares on the last day of February following the end of the fiscal year for which the bonus is payable into the amount of the bonus deferred and applied to those programs. The dollar amount on deposit, in the case of program (iii), shall be the amount of the bonus deferred and applied to this program.

6

Notwithstanding the foregoing provisions of this subsection (c), an Employee who gives an irrevocable election to the Committee shall have his bonus immediately applied to the program of his choice on the later of (i) the date on which the bonus would otherwise be paid, and (ii) the date on which such irrevocable election is given to the Committee. The Committee shall, as soon as practicable thereafter, notify the Employee of such credit or credits and the aggregate amount previously credited to his account under each program together with any adjustments therein previously made.
6. Description of Programs
     (a) Common Stock of the Company. The Employee’s account is credited with the number of full and fractional shares of Common Stock of the Company purchasable with such bonus as set forth in Article 5 above. In the event that the shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, merger, consolidation, recapitalization, stock split-up, combination of shares, stock offerings, spin-off or otherwise, such number of shares of Common Stock of the Company as shall be credited to the account of any Employee as of the record date for such action shall be proportionately or appropriately adjusted as of the payment or effective date to reflect such action. If any such adjustment shall result in a fractional share, such fractional share shall also be credited to the account of the Employee. The Employee’s account shall further be credited with the number of shares, including fractions, purchasable at the Market Value at the date the dividend is paid with an amount equal to any dividend

7

or the value of any other distribution (other than a distribution for which an adjustment in the number of shares in the account is made) paid on the same number of shares of Common Stock of the Company (or other stock or securities which are represented by the account) which, on the record date of such dividend or other distribution, is credited to the Employee’s account.
     (b) Shares of a Regulated Investment Company (Mutual Fund). The Employee’s account is credited with the number of full and fractional shares of any regulated investment company, commonly known as a Mutual Fund, purchasable with such bonus as set forth in Article 5 above. The Mutual Fund shall be designated by the Committee and may be changed from time to time, except that such change shall be only for future application and shall not affect the shares previously credited to the account of any Employee. The Employee’s account shall further be credited with the number of shares, including fractions, purchasable at the Market Value at the date the dividend is paid with an amount equal to any ordinary or capital cash dividend paid on the same number of shares of the Mutual Fund which, on the record date for such dividend, is credited to his account.
     (c) Cash Deposit. The Employee’s account is credited with the amount of the cash bonus deferred. After the end of each fiscal quarter, there shall further be credited to the account of each Employee for whom an account is established under this program an amount equal to three months’ interest on the average balance on credit to the Employee’s account during such quarter computed at the prime interest rate payable by the Company at the beginning of such quarter.

8

7. Distribution of Deferred Interests
     (a) Subject to the provision of Article 8 hereof, at the time the employment of an Employee with the Company or any Participating Subsidiary is terminated (meaning a “separation from service” as defined in Treas. Reg. 1.409A-1(h)), unless such employment shall be terminated by transfer to a subsidiary of the Company other than a Participating Subsidiary, in which case his employment shall be deemed to continue until terminated by such other subsidiary, the Committee shall cause his interests in the respective programs to be terminated and distributed to him in the following manner:
(1) Interest in the Company’s Common Stock Program or the Regulated Investment Company Stock Program. The Employee’s interest in either such program shall be distributed to him or his beneficiary or estate in ten approximately equal annual installments commencing on the applicable Distribution Date. Distribution shall be made, at the election of the Committee, either in shares of Common Stock of the Company or shares of the regulated investment company, as the case may be, or in cash equal to the Market Value thereof on each such Distribution Date; provided, however, that if on any Distribution Date an Employee is, or during the six-month period preceding such Distribution Date was, a director or officer of the Company, any distribution from the Company’s Common Stock Program shall be made only in cash equal to the Market Value of such distribution. The Committee may require that, in accepting any distribution of the Company’s Common shares, the Employee agree with, and represent to, the Company that he is acquiring such shares for the purpose of investment and with no present

9

intention to transfer, sell or otherwise dispose of such shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Employee.
(2) Interest in the Cash Deposit Program. The Employee’s interest in such program shall be distributed to him or his beneficiary or estate in ten approximately equal annual installments commencing on the applicable Distribution Date.
     (b) If the Employee dies before all installments have been paid the remaining installments as due shall be paid to such beneficiary or beneficiaries as such Employee may have designated in writing to the Committee or, in the absence of any such designation to his estate or to, or as directed by, his legal representatives.
     (c) The Committee may, in its sole discretion, provide for the distribution in whole or in part of any Employee’s interest while he is still employed at such time and in such manner as the Committee may direct and in addition the Committee in its sole discretion may accelerate any installments payable to any Employee, his beneficiary or beneficiaries, his estate, or his legal representatives after termination of employment of the Employee to such date or dates as the Committee shall determine; provided, however, that such acceleration may be made only upon a finding by the Committee that a real emergency (that is an “unforeseeable emergency” under Treas. Reg. 1.409A-3(i)(3)) resulting in a hardship to him beyond his control has occurred and that the amount distributed shall not be in excess of that amount which is necessary for him to meet the emergency.

10

8. Limitations on Distribution of
Deferred Interest
     Grants of leave of absence either guaranteeing re-employment by statute or contract or approved by the Company and not lasting more than six (6) months shall not be considered as termination of employment. If the Employee shall return to the employ of the Company or any subsidiary following expiration of the leave of absence, the period of the leave of absence shall for purposes of this Plan be considered continued employment. If the Employee shall not so return, his or her employment shall be deemed to have terminated at the time the leave of absence expired If the Company or any subsidiary shall have offered the Employee employment in a comparable position and salary following expiration of the leave of absence and the Employee does not accept, he or she shall be deemed to have voluntarily terminated his or her employment at the time the leave of absence expired.
9. Finality of Determinations
     A determination by the Company, the Board, or the Committee in carrying out or administering this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.
10. Limitations
     No Employee shall at any time have any right to be granted a bonus for any fiscal year, and no person shall have authority pursuant to this Plan to enter into an agreement for the making or payment of a bonus or the continuation of employment, or to make any representation or warranty with respect to either.

11

     Employees shall have no rights to any interest credited to their accounts except as set forth in this Plan. Except as provided in Article 7 hereof, and except for the right of the Company or any subsidiary to apply any distribution to any sums owing to the Company or any subsidiary by the Employee, such rights may not be assigned or transferred except by will or by the laws of descent and distribution and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any interest credited to the account of the Employee or if any such interests shall be attached, garnished or otherwise levied upon, whether by operation of law or otherwise, or if the Employee shall file a petition in bankruptcy or for a reorganization or shall make a general assignment for the benefit of creditors or shall be adjudicated a bankrupt or debtor under any insolvency act, or a receiver or trustee shall be appointed for him or his property, then such interests shall be forfeited to the Company.
     Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Participating Subsidiary.
11. Amendment, Suspension or
Termination of the Plan in Whole or in Part
     The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment shall not adversely affect rights or obligations with respect to interests previously credited to the account of any Employee. Any amendment shall be submitted to the Board of Directors of each Participating Subsidiary for ratification.

12

12. Governing Law
     The Plan shall be governed by the laws of the State of Ohio.
13. Expenses of Administration
     All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.
14. Effective Date and Termination
     This Plan will become effective as of November l, l973, as to the Company and as of the day following the date of ratification and adoption by its Board of Directors as to any Participating Subsidiary. Any bonus deferrable under the Plan may be deferred for any bonus payable for each fiscal year of the Company or any Participating Subsidiary commencing after the effective date beginning with the fiscal year beginning December l, l973, and continuing until terminated by the Board.
15. Change in Control Provisions
     Notwithstanding any other provisions of the Plan, upon the occurrence of a “Change in Control” of the Company, which for purposes of this Section 15 shall be deemed to occur if:
     (i) A majority of the individuals constituting the Board (the “Incumbent Directors”) is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board

13

before the date of the appointment or election, including without limitation as a result of a tender offer, proxy contest, merger or similar transaction; or
     (ii) All or substantially all (meaning having a total gross fair market value at least equal to 40% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by a Person (during a 12-month period ending on the date of the most recent acquisition by such Person) (an “Asset Purchase”); or
     (iii) either (a) the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation or entity are beneficially owned (as that term is defined in Rule 13-d3 under the Securities Exchange Act of 1934 [“Exchange Act”], as amended (such ownership, “Beneficial Ownership”) by the shareholders of the Company immediately prior to the completion of the transaction, or (b) any person (as the term “person” is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act consistent with Treas. Reg. 1.409A-3(i)(5)(v)(B) (a “Person”)) acquires or has become (during the 12-month period ending on the date of the most recent acquisition by such Person) the Beneficial Owner of securities representing 30% or more of the combined voting power of the then-outstanding voting securities of the Company (either a “Stock Acquisition”), the accounts of Employees which are then credited to the Common Stock Program shall, in the event of an Asset Purchase or Stock Acquisition, be converted to a Cash Value using as a conversion price the

14

greater of (i) the tender offer or exchange offer price (if any), or (ii) the highest market value of GenCorp Common Stock (or such other security) during the ninety-day period preceding the Change in Control. Thereafter, the Cash Value of such Common Stock Account, the Market Value of the Mutual Fund Account, and the Cash Value of the Cash Deposit Account, shall be payable to Employees in a lump sum within thirty days following the Change in Control.
16. Conversion and Adjustment in
Event of Recapitalization
     Notwithstanding any other provisions of the Plan, upon the occurrence of a Recapitalization, all shares credited to the Employee’s Common Stock Account (“Shares”) shall first be adjusted to a Cash Value either (x) in the event of a Recapitalization not occurring in connection with an issuer tender offer, by multiplying the aggregate number of Shares by an amount, on a per share basis, equal to the prorated value as determined by the Committee of the (A) Cash and Market Value of any security or property distributed to shareholders in connection with the Recapitalization, (B) Cash and Market Value of any security or property paid to shareholders in exchange for Common Stock of the Company in connection with the Recapitalization, and (C) Market Value of Common Stock of the Company (or its successor), or (y) in the event of a Recapitalization occurring in connection with an issuer tender offer, by determining the sum of A + B obtained pursuant to the following calculations:

15

Aggregate Shares	X	Tender Offer Proration Rate	X	Tender Offer Price	=	A

and

Aggregate Shares	X	one	-	Tender Offer Proration Rate	X	Market Price	=	B
     For purposes of the foregoing calculations, the term Tender Offer Proration Rate shall mean the ratio (excluding consideration of any odd lot shares tendered or repurchased) of the number of shares repurchased by the Company in an issuer tender offer to the number of shares tendered to the Company in connection with such offer.
     This restated Plan is executed this 31st day of December 2008, pursuant to approval by the GenCorp Administrative Committee at its meeting on December 18, 2008.

/s/ Diane L. Wallace
Diane L. Wallace
Vice President, Tax and Benefits & Retirement Administration

16

Appendix 1
GENCORP INC.
AND PARTICIPATING SUBSIDIARIES
DEFERRED BONUS PLAN
Adopted October 31, 1973; Amended August 28, 1974;
December 3, 1981; October 3, 1985; April 5, 1987; October 30, 1987;
September 30, 1999; October 17, 2001; November 30, 2001; and May 13, 2005
1. Purpose
     The purpose of the Plan is to provide a means whereby cash bonuses payable by the Company and its Participating Subsidiaries to key personnel may be deferred to some period after termination of employment and invested without dilution of income taxes payable to maximize benefits obtainable from such bonuses in the Employee’s post-retirement planning. It is also the purpose of this Plan to motivate such key personnel to continue to make contributions to the growth and profits of the Company and its Participating Subsidiaries.
2. Definitions
     (a) “Company” shall mean GenCorp Inc.
     (b) “Participating Subsidiaries” shall mean Aerojet-General Corporation and Aerojet Fine Chemical LLC. The Board may from time to time eliminate any Participating Subsidiary from such classification but such elimination shall not affect any interests in any program under this Plan held by Employees of such Participating Subsidiary prior to such action.
     (c) “Board” shall mean the Board of Directors of the Company.

     (d) “Committee” shall mean the Compensation Committee as appointed from time to time by the Board consisting of not less than three members or former members of the Board.
     (e) “Plan” shall mean GenCorp Inc. and Participating Subsidiaries Deferred Bonus Plan, adopted by the Board October 31, l973, as amended from time to time.
     (f) “Fiscal Year” shall mean the twelve-month period commencing December 1 and ending November 30.
     (g) “Employee” shall mean any eligible Employee or former Employee of the Company or a Participating Subsidiary or his designated beneficiary, surviving spouse, estate, or legal representative, who elects to have any bonus deferred under this Plan.
     (h) “Market Value” shall mean (a) in the case of Common Stock of the Company (except as otherwise provided in Article 15 hereof), the mean average of the high and low (or if no trading occurs the mean between the bid and asked) on the New York Stock Exchange (or, if not so listed, such other exchange on which such securities shall then be listed or if unlisted the mean average between the over-the-counter bid and asked quotation) on the day for which the determination is to be made or if such day not be a trading day the trading day immediately preceding such day, and as used in Section 16 hereof, in the event of a Recapitalization, the weighted average of the trading prices on the day (or the weighted average of such trading prices on such trading days) following the occurrence thereof as determined by the Committee in its discretion, or in the event of an issuer tender offer in connection with a Recapitalization, the weighted average of the trading prices on the trading day immediately following the termination date of such issuer tender offer, or any extensions thereof (or the weighted average of such trading prices on the five trading days immediately following such termination date) as determined by the Committee in its discretion, and (b) in the case of shares of the regulated investment company, the offering price of such company’s shares as quoted by the National Association of Securities Dealers or other quoting source on the day for which such determination is to be made or if there be no quote for such day the next preceding day for which there is a quote.
     (i) “Cash Value” shall mean, in the case of any life annuity policy, the cash surrender value or any other liquidation value of such policy on the day for which the determination is to be made and in the case of any cash deposit, the amount of such deposit.
     (j) “Distribution Date” shall mean, except as provided in the following sentence, the first day of the fourth month following the end of the month in which any Employee’s employment is terminated. For any Employee who is a “key employee” as defined in Section 416(i) of the Internal Revenue Code, “Distribution Date” shall mean, with respect to any deferrals made prior to January 1, 2005, the first day of the seventh month following the end of the month in which such Employee’s employment is terminated.
     (k) “Recapitalization” shall mean a significant change in the capital structure of the Company (which may include an issuer tender offer made to all of the Company’s shareholders to purchase outstanding shares of the Company’s Common Stock), as determined in the discretion of the Board as constituted immediately prior to the occurrence thereof.

3. Eligibility
     Any regular, full-time, salaried Employee of the Company or any Participating Subsidiary including officers and directors shall be eligible to elect to have any bonus payable deferred under the terms of this Plan.
4. Election to Defer
     At any time prior to the end of the sixth month of the fiscal year for which a bonus is payable, any Eligible Employee may, by written notice to the Company or the Participating Subsidiary which employs him and the Committee, elect to have all, or any part (but not less than $2,000), of any bonus which may be payable to him for such fiscal year deferred and held for his benefit under the terms of this Plan. The election may be either in dollar amount or percentage of total bonus payable. Such election may be modified or terminated by subsequent written notice to the Company or the Participating Subsidiary which employs him and the Committee, except that no modification or termination can affect any election previously made as to any bonus payable for the fiscal year during which such subsequent notice is given.
5. Methods of Deferral
     (a) Any bonus which is deferred may, at the election of the Employee, be applied to one or more of the following programs:
(i) Common Stock of the Company;
(ii) Shares of a regulated investment company (Mutual Fund);
(iii) Cash Deposit;

provided that at least $2,000 must be applied to each program elected for any one bonus.
     (b) On or before the last day of February following the end of the fiscal year for which any bonus which the Employee has previously elected to have deferred is payable, the Employee shall, by written notice to the Committee, designate to which program or programs he wishes his bonus applied and if more than one, the amount in each. Except as provided in the next sentence, any election given prior to such last day of February may be modified by written notice to the Committee at any time prior to such date. Notwithstanding the preceding sentence, the Employee may designate his election to be an irrevocable election, and his bonus shall be applied to the program of his choice in accordance with subsection (c) on the later of (i) the date on which the bonus would otherwise be paid, and (ii) the date on which such irrevocable election is given to the Committee. If no notice is given to the Committee, it will apply any bonus previously elected to be deferred to the Cash Deposit Program.
     (c) At such time as the amount of any bonus payable to him which the Employee has previously elected to have deferred has been determined by the Company or the Participating Subsidiary which employs him, such Company or Subsidiary shall notify the Committee of the deferred amount payable. The Committee shall cause to be credited to the account of the Employee on the last day of February following the end of the fiscal year for which the bonus is payable the number of full and fractional shares, in the case of programs (i) or (ii); or the dollar amount on deposit, in the case of program (iii) purchasable with the amount of the bonus deferred as applied to each program as previously directed by the Employee. The number of full and fractional shares purchasable, in the case of program (i) or (ii) shall be determined by dividing the Market Value of such shares on the last day of February following the end of the fiscal year for which the bonus is payable into the amount of the bonus deferred and applied to those programs. The dollar amount on deposit, in the case of program (iii), shall be the amount of the bonus deferred and applied to this program. Notwithstanding the foregoing provisions of this subsection (c), an Employee who gives an irrevocable election to the Committee shall have his bonus immediately applied to the program of his choice on the later of (i) the date on which the bonus would otherwise be paid, and (ii) the date on which such irrevocable election is given to the Committee. The Committee shall, as soon as practicable thereafter, notify the Employee of such credit or credits and the aggregate amount previously credited to his account under each program together with any adjustments therein previously made.
6. Description of Programs
     (a) Common Stock of the Company. The Employee’s account is credited with the number of full and fractional shares of Common Stock of the Company purchasable with such bonus as set forth in Article 5 above. In the event that the shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, merger, consolidation, recapitalization, stock split-up, combination of shares, stock offerings, spin-off or otherwise, such number of shares of Common Stock of the Company as shall be credited to the account of any Employee as of the record date for such action shall be proportionately or appropriately adjusted as of the payment or effective date to reflect such action. If any such adjustment shall result in a fractional share, such fractional share shall also be credited to the account of the Employee. The Employee’s account shall further be credited with the number of shares, including fractions, purchasable at the Market Value at the date the dividend is paid with an amount equal to any dividend or the value of any other distribution (other than a distribution for which an adjustment in the number of shares in the account is made) paid on the same number of shares of Common Stock of the Company (or other stock or securities which are represented by the account) which, on the record date of such dividend or other distribution, is credited to the Employee’s account.
     (b) Shares of a Regulated Investment Company (Mutual Fund). The Employee’s account is credited with the number of full and fractional shares of any regulated investment company, commonly known as a Mutual Fund, purchasable with such bonus as set forth in Article 5 above. The Mutual Fund shall be designated by the Committee and may be changed from time to time, except that such change shall be only for future application and shall not affect the shares previously credited to the account of any Employee. The Employee’s account shall further be credited with the number of shares, including fractions, purchasable at the Market Value at the date the dividend is paid with an amount equal to any ordinary or capital cash dividend paid on the same number of shares f the Mutual Fund which, on the record date for such dividend, is credited to his account.
     (c) Cash Deposit. The Employee’s account is credited with the amount of the cash bonus deferred. After the end of each fiscal quarter, there shall further be credited to the account of each Employee for whom an account is established under this program an amount equal to three months’ interest on the average balance on credit to the Employee’s account during such quarter computed at the prime interest rate payable by the Company at the beginning of such quarter.
7. Distribution of Deferred Interests
     (a) Subject to the provision of Article 8 hereof, at the time the employment of an Employee with the Company or any Participating Subsidiary is terminated, unless such employment shall be terminated by transfer to a subsidiary of the Company other than a Participating Subsidiary, in which case his employment shall be deemed to continue until terminated by such other subsidiary, the Committee shall cause his interests in the respective programs to be terminated and distributed to him in the following manner:
(1) Interest in the Company’s Common Stock Program or the Regulated Investment Company Stock Program. The Employee’s interest in either such program shall be distributed to him or his beneficiary or estate in ten approximately equal annual installments commencing on the Distribution Date following termination of his employment. Distribution shall be made, at the election of the Committee, either in shares of Common Stock of the Company or shares of the regulated investment company, as the case may be, or in cash equal to the Market Value thereof on each such Distribution Date; provided, however, that if on any Distribution Date an Employee is, or during the six-month period preceding such Distribution Date was, a director or officer of the Company, any distribution from the Company’s Common Stock

Program shall be made only in cash equal to the Market Value of such distribution. The Committee may require that, in accepting any distribution of the Company’s Common shares, the Employee agree with, and represent to, the Company that he is acquiring such shares for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares except such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Employee.
(2) Interest in the Cash Deposit Program. The Employee’s interest in such program shall be distributed to him or his beneficiary or estate in ten approximately equal annual installments commencing on the Distribution Date following termination of his employment.
     (b) If the Employee dies before all installments have been paid, the remaining installments as due shall be paid to such beneficiary or beneficiaries as such Employee may have designated in writing to the Committee or, in the absence of any such designation to his estate or to, or as directed by, his legal representatives.
     (c) The Committee may, in its sole discretion, provide for the distribution in whole or in part of any Employee’s interest while he is still employed at such time and in such manner as the Committee may direct and in addition the Committee in its sole discretion may accelerate any installments payable to any Employee, his beneficiary or beneficiaries, his estate, or his legal representatives after termination of employment of the Employee to such date or dates as the Committee shall determine; provided, however, that such acceleration may be made only upon a finding by the Committee that a real emergency resulting in a hardship to him beyond his control has occurred and that the amount distributed shall not be in excess of that amount which is necessary for him to meet the emergency.
     (c)  Lump Sum Payments
(1)	Election. Amounts due to a participant under this Plan attributable to deferrals made prior to January 1, 2005.
(A)	Former employees will be able to elect a lump sum payment of their deferred interest, subject to a 10% “haircut” and all applicable tax withholding.

(B)	Active employees may receive lump-sum payments upon termination of employment based upon:
(i)	an election made at least one year in advance of termination; or

(ii)	an election which is made both (1) at least six months in advance of termination, and (2) in the calendar year prior to termination; or

(iii)	where an advance election is not possible (e.g., in the case of a short-notice involuntary termination n), a request for a lump sum payment which is approved by the Administration Committee in its full discretion
(2)	Amount. The amount of any lump sum payment hereunder will be computed using the then-current interest rate for 30-year Treasury securities.

8. Limitations on Distribution of
Deferred Interest
     If after termination of employment the Employee should subsequently return to the employ of the Company or any subsidiary, payment of any installments still payable shall be suspended until such subsequent employment is terminated. Grants of leave of absence either required by statute or approved by the Company shall not be considered as termination of employment. If the Employee shall return to the employ of the Company or any subsidiary following expiration of the leave of absence, the period of the leave of absence shall for purposes of this Plan be considered continued employment. If the Employee shall not so return, his or her employment shall be deemed to have terminated at the time the leave of absence expired, unless the Employee should become disabled or die, in which cases his or her employment shall be deemed to have terminated at the time of such death or disability. If the Company or any subsidiary shall have offered the Employee employment in a comparable position and salary following expiration of the leave of absence and the Employee does not accept, he or she shall be deemed to have voluntarily terminated his or her employment at the time the leave of absence expired. For the purpose of making any distribution under Article 7 above, the Distribution Date shall be deemed to be the first day of the month following the month in which the leave of absence expired or the month in which the Employee dies or becomes disabled while on such leave.

9. Finality of Determinations
     A determination by the Company, the Board, or the Committee in carrying out or administering this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.
10. Limitations
     No Employee shall at any time have any right to be granted a bonus for any fiscal year, and no person shall have authority pursuant to this Plan to enter into an agreement for the making or payment of a bonus or the continuation of employment, or to make any representation or warranty with respect to either.
     Employees shall have no rights to any interest credited to their accounts except as set forth in this Plan. Except as provided in Article 7 hereof, and except for the right of the Company or any subsidiary to apply any distribution to any sums owing to the Company or any subsidiary by the Employee, such rights may not be assigned or transferred except by will or by the laws of descent and distribution and in the event that any attempt shall be made to sell, exchange, transfer, pledge, hypothecate or otherwise dispose of any interest credited to the account of the Employee or if any such interests shall be attached, garnished or otherwise levied upon, whether by operation of law or otherwise, or if the Employee shall file a petition in bankruptcy or for a reorganization or shall make a general assignment for the benefit of creditors or shall be adjudicated a bankrupt or debtor under any insolvency act, or a receiver or trustee shall be appointed for him or his property, then such interests shall be forfeited to the Company.

     Neither the action of the Company in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, shall be construed as giving to any person the right to be retained in the employ of the Company or any Participating Subsidiary.
11. Amendment, Suspension or
Termination of the Plan in Whole or in Part
     The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment shall not adversely affect rights or obligations with respect to interests previously credited to the account of any Employee. Any amendment shall be submitted to the Board of Directors of each Participating Subsidiary for ratification.
12. Governing Law
     The Plan shall be governed by the laws of the State of Ohio.
13. Expenses of Administration
     All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.
14. Effective Date and Termination
     This Plan will become effective as of November l, l973 as to the Company and as of the day following the date of ratification and adoption by its Board of Directors as to any Participating Subsidiary. Any bonus deferrable under the Plan may be deferred for any bonus payable for each fiscal year of the Company or any Participating Subsidiary commencing after the effective date beginning with the fiscal year beginning December l, l973 and continuing until terminated by the Board.
15. Change in Control Provisions
     Notwithstanding any other provisions of the Plan, upon the occurrence of a “Change in Control” of the Company, which for purposes of this Section 15 shall be deemed to occur if:
(i) pursuant to a vote of the shareholders of GenCorp Common Stock, all of GenCorp’s Common Stock (or such other security which is then represented in the accounts of Employees credited to the Common Stock Program as a result of any prior adjustments pursuant to Section 6(a) or this Section 15 hereof) is exchanged solely for the voting securities of a successor corporation (a “Share Exchange”); or
(ii) all or substantially all of the assets of the Company are purchased (an “Asset Purchase”); or
(iii) either (a) all of GenCorp’s Common Stock is exchanged or purchased pursuant to a vote of the shareholders of GenCorp Common Stock for a consideration other than solely for the voting securities of a successor corporation, or (b) the beneficial ownership of 40% or more of the outstanding GenCorp Common Stock (or such other security) is acquired, by tender offer or otherwise, by any unaffiliated entity or group (a “Stock Acquisition”), the accounts of Employees which are then credited to the Common Stock Program shall, in the event of a Share Exchange, be credited with an equivalent number of phantom voting securities of the successor corporation, and in the event of an Asset Purchase or Stock Acquisition, be converted to a Cash Value using as a conversion price the greater of (i) the tender offer or exchange offer price (if any), or (ii) the highest market value of GenCorp Common Stock (or such other security) during the ninety-day period preceding the Change in Control. Thereafter, the Cash Value of such Common Stock Account, the Market Value of the Mutual Fund Account, and the Cash Value of the Cash Deposit Account, shall be payable to Employees in a lump sum within thirty days following the Change in Control.
16. Conversion and Adjustment in
Event of Recapitalization
     Notwithstanding any other provisions of the Plan, upon the occurrence of a Recapitalization, all shares credited to the Employee’s Common Stock Account (“Shares”) shall first be adjusted to a Cash Value either (x) in the event of a Recapitalization not occurring in connection with an issuer tender offer, by multiplying the aggregate number of Shares by an amount, on a per share basis, equal to the prorated value as determined by the Committee of the (A) Cash and Market Value of any security or property distributed to shareholders in connection with the Recapitalization, (B) Cash and Market Value of any security or property paid to shareholders in exchange for Common Stock of the Company in connection with the Recapitalization, and (C) Market Value of Common Stock of the Company (or its

successor), or (y) in the event of a Recapitalization occurring in connection with an issuer tender offer, by determining the sum of A + B obtained pursuant to the following calculations:

Aggregate Shares	X	Tender Offer Proration Rate	X	Tender Offer Price	=	A

and

Aggregate Shares	X	one	-	Tender Offer Proration Rate	X		Market Price	=	B
     For purposes of the foregoing calculations, the term Tender Offer Proration Rate shall mean the ratio (excluding consideration of any odd lot shares tendered or repurchased) of the number of shares repurchased by the Company in an issuer tender offer to the number of shares tendered to the Company in connection with such offer.
     The Cash Value of Shares determined in (x) or (y) above, together with the aggregate Market Value of the Employee’s interests, if any, in the Mutual Fund Account, and the Cash Value, if any, of the Employee’s interests in the Cash Deposit Account shall be payable to Employees in a lump sum within thirty days thereafter.
17. Transfer of Obligations to
OMNOVA Solutions Inc.
     In connection with the spin-off of the Company’s Performance Chemicals and Decorative and Building Products businesses into a separate independent public company, OMNOVA Solutions Inc. (“OMNOVA”), the Company’s obligations as of September 30, 1999 to pay deferred compensation under the Plan to any Employee who, as of September 30, 1999, (I) was an active employee of the Company whose employment was transferred to OMNOVA on that date and who consented in writing to the transfer described herein, or (ii) was a former employee of the Company who had terminated employment from (A) an active business location of OMNOVA or (B) the Company’s former business location in Newcomerstown, Ohio were transferred to, and assumed by OMNOVA. The extent so transferred, the Company shall have no obligation to pay any deferred compensation under the Plan to an Employee, and the obligations assumed by OMNOVA will be paid to the Employee in accordance with the terms of the OMNOVA Solutions Inc. and Participating Subsidiaries Deferred Bonus Plan.
18. Transfer of Obligations of
Northrop Grumman Systems Corporation
     In connection with the sale of the Company’s Aerojet Electronics and Information Systems Group (“AES”) to Northrop Grumman Systems Corporation (“Northrop”), the Company’s obligations as of the closing of such sale (“Closing Date”) to pay deferred compensation under the Plan to any Employee who, as of the Closing Date, was an active employee of AES whose employment was transferred to Northrop and who consented in writing to the transfer described herein, will be transferred to and assumed by Northrop. To the extent so transferred, the Company shall have no obligation to pay any deferred compensation under the Plan to an Employee, the Employee shall cease to accrue earnings under the Plan, and the obligations assumed by Northrop will be paid to the Employee in accordance with the terms of the Northrop Grumman Deferred Compensation Plan.

17